UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported): January 24, 2005


                         East Penn Financial Corporation
             (Exact name of registrant as specified in its charter)


  Pennsylvania                     0-50330                        65-1172823
-----------------                ------------                -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



                      731 Chestnut Street, Emmaus,       PA 18049
                      ----------------------------       --------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 610-965-5959
                                                    ------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                         East Penn Financial Corporation

                           CURRENT REPORT ON FORM 8-K


Item 2.02 Results of Operations and Financial Condition

               On January 24, 2004, East Penn Financial Corporation issued a press release discussing its earnings for the fourth quarter of 2004. The information set forth under Item 2.02 of this Current Report on Form 8-K and the press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.


Item 9.01 Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press release dated January 24, 2005 announcing earnings for the fourth quarter of 2004.









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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        East Penn Financial Corporation




Date:  January 25, 2005               BY:    /s/ Theresa M. Wasko
                                             -----------------------------------

                                      Name:  Theresa M. Wasko
                                      Title: Treasurer & Chief Financial Officer





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                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                       MANUALLY
                                                                        SIGNED
EXHIBIT NO.                                                            ORIGINAL
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99.1              Press release, dated January 24, 2005,                   5
                  of East Penn Financial Corporation.